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      As filed with the Securities and Exchange Commission on May 3, 2002.

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                          May 3, 2002 (March 31, 2002)

                                  MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


        New Jersey                 0-19312                   22-2822175
(State of other jurisdiction    (Commission                (IRS Employer
     of incorporation)          File Number)            Identification No.)


              707 State Road, Suite 206, Princeton, N.J. 08540-1437
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (609) 430-2880

                                 Not Applicable
          (Former name or former address, if changed since last report)



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                                  MEDAREX, INC.
                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K

Item 5.      Other Events .............................................

Item 7.      Financial Statements and Exhibits. .......................

Signature .............................................................




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Item 5.      Other Events.

         Under the terms of the Medarex, Inc. (the "Company"), Executive Deferred Compensation Plan established in 1999 (the "Plan"), Dr. Donald L. Drakeman, the Company's President and Chief Executive Officer, received 782,134 phantom stock units in exchange for certain fully vested "in the money" stock options held by Dr. Drakeman that were scheduled to expire in 1999. Commencing in May 2002, the phantom stock units are scheduled to be settled 100% in shares of the Company's common stock (the "Shares") in 12 equal quarterly installments.

         In order to raise sufficient funds to cover the anticipated income tax liability associated with the distribution of the Shares from the Plan, in March 2002, Dr. Drakeman established a trading plan under Rule 10b5-1(c) of the Securities Exchange Act of 1934, as amended (the "Rule 10b5-1 Trading Plan"). Under the terms of Dr. Drakeman's Rule l0b5-1 Trading Plan, 48,883 Shares are to be sold in the open market for the benefit of Dr. Drakeman during each of the following months: May 2002; August 2002; November 2002; February 2003; and May 2003. Such Shares are to be sold at a price equal to the market price of the Company's common stock on the date of sale. Dr. Drakeman's Rule 10b5-1 Trading Plan terminates by its terms on May 15, 2003.

Item 7.      Financial Statements and Exhibits.

     (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number
-------

99.1     Press release dated May 3, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MEDAREX, INC.
                                   Registrant

Date: May 3, 2002                  By: /s/Christian S. Schade
                                       --------------------------------
                                       Christian S. Schade
                                       Senior Vice President and Chief
                                       Financial Officer




                                        2


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                                  EXHIBIT INDEX

 Exhibit                                                         Page
  Number       Description                                      Number
  ------       -----------                                      ------
   99.1       Press release dated May 3, 2002.